                                                                      EXHIBIT 12

                      SAFECO CORPORATION AND SUBSIDIARIES

Computation of Ratio of Earnings to Fixed Charges
  and Earnings to Fixed Charges and
  Distributions on Capital Securities
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT RATIOS)
Ratio of Earnings to Fixed Charges,
  Excluding Distributions on Capital Securities:

                                                  Pro Forma
                                        -----------------------------
                                         Six Months                        Six Months              Years Ended December 31,
                                            Ended        Year Ended           Ended         --------------------------------------
                                        June 30, 1997   Dec. 31, 1996     June 30, 1997      1996    1995    1994    1993    1992
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
Earnings:
  Income Before Income Taxes and
   Distributions on Capital Securities     $361.3          $658.0            $300.1         $578.5  $513.8  $389.7  $576.9  $403.2
  Total Fixed Charges Below                  71.6           130.3              40.5           76.3    89.7    75.1    63.6    67.8
  Less Interest Capitalized                  (1.0)           (0.1)             (0.9)          (0.1)   (0.3)   (0.8)   (1.4)   (0.2)
  Less Loss from Unconsolidated
   Subsidiary                                  --              --                --            0.9     1.0     0.2     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL EARNINGS                         $431.9          $788.2            $339.7         $655.6  $604.2  $464.2  $639.7  $471.4
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

Fixed Charges:
  Interest                                 $ 65.7          $120.6            $ 37.5         $ 72.4  $ 85.4  $ 70.3  $ 58.8  $ 64.1
  Interest Capitalized                        1.0             0.1               0.9            0.1     0.3     0.8     1.4     0.2
  Interest Portion of Rental Expenses         4.3             9.0               1.5            3.3     3.2     3.1     2.8     2.9
  Amortization of Deferred Debt
   Expenses                                   0.6             0.6               0.6            0.5     0.8     0.9     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL FIXED CHARGES                    $ 71.6          $130.3            $ 40.5         $ 76.3  $ 89.7  $ 75.1  $ 63.6  $ 67.8
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
RATIO OF EARNINGS TO FIXED CHARGES,
  EXCLUDING DISTRIBUTIONS ON CAPITAL
  SECURITIES                                  6.0             6.0               8.4            8.6     6.7     6.2    10.1     7.0
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

                      SAFECO CORPORATION AND SUBSIDIARIES

Computation of Ratio of Earnings to Fixed Charges
  and Earnings to Fixed Charges and
  Distributions on Capital Securities
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT RATIOS)
Ratio of Earnings to Fixed Charges,
  and Distributions on Capital Securities:

                                                  Pro Forma
                                        -----------------------------
                                         Six Months                        Six Months              Years Ended December 31,
                                            Ended        Year Ended           Ended         --------------------------------------
                                        June 30, 1997   Dec. 31, 1996     June 30, 1997      1996    1995    1994    1993    1992
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
Earnings:
  Income Before Income Taxes               $320.0          $575.5            $300.1         $578.5  $513.8  $389.7  $576.9  $403.2
  Total Fixed Charges Below                 112.9           212.8              40.5           76.3    89.7    75.1    63.6    67.8
  Less Interest Capitalized                  (1.0)           (0.1)             (0.9)          (0.1)   (0.3)   (0.8)   (1.4)   (0.2)
  Less Loss from Unconsolidated
   Subsidiary                                  --              --                --            0.9     1.0     0.2     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL EARNINGS                         $431.9          $788.2            $339.7         $655.6  $604.2  $464.2  $639.7  $471.4
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

Fixed Charges:
  Interest                                 $ 65.7          $120.6            $ 37.5         $ 72.4  $ 85.4  $ 70.3  $ 58.8  $ 64.1
  Distributions on Capital Securities        41.3            82.5                --             --      --      --      --      --
  Interest Capitalized                        1.0             0.1               0.9            0.1     0.3     0.8     1.4     0.2
  Interest Portion of Rental Expenses         4.3             9.0               1.5            3.3     3.2     3.1     2.8     2.9
  Amortization of Deferred Debt
   Expenses                                   0.6             0.6               0.6            0.5     0.8     0.9     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL FIXED CHARGES                    $112.9          $212.8            $ 40.5         $ 76.3  $ 89.7  $ 75.1  $ 63.6  $ 67.8
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
RATIO OF EARNINGS TO FIXED CHARGES AND
  DISTRIBUTIONS ON CAPITAL SECURITIES         3.8             3.7               8.4            8.6     6.7     6.2    10.1     7.0
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

                      SAFECO CORPORATION AND SUBSIDIARIES

Computation of Ratio of Earnings to Fixed Charges
  and Earnings to Fixed Charges and
  Distributions on Capital Securities
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT RATIOS)
Ratio of Earnings to Fixed Charges,
  Excluding Distributions on Capital Securities and Excluding SAFECO Credit Company, Inc.:

                                                  Pro Forma
                                        -----------------------------
                                         Six Months                        Six Months              Years Ended December 31,
                                            Ended        Year Ended           Ended         --------------------------------------
                                        June 30, 1997   Dec. 31, 1996     June 30, 1997      1996    1995    1994    1993    1992
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
Earnings:
  Income Before Income Taxes and
   Distributions on Capital Securities
   (Excluding SAFECO Credit)               $351.5          $638.9            $290.3         $559.4  $500.5  $378.9  $566.7  $394.2
  Total Fixed Charges Below                  44.9            82.7              13.8           28.8    47.8    44.3    37.6    41.1
  Less Interest Capitalized                  (1.0)           (0.1)             (0.9)          (0.1)   (0.3)   (0.8)   (1.4)   (0.2)
  Less Undistributed Loss from
   Unconsolidated Subsidiary                   --              --                --            0.9     1.0     0.2     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL EARNINGS                         $395.4          $721.5            $303.2         $589.0  $549.0  $422.6  $603.5  $435.7
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

Fixed Charges (Excluding SAFECO Credit
  Company, Inc.):
  Interest                                 $ 39.0          $ 73.1            $ 10.8         $ 25.0  $ 43.6  $ 39.6  $ 32.9  $ 37.5
  Interest Capitalized                        1.0             0.1               0.9            0.1     0.3     0.8     1.4     0.2
  Interest Portion of Rental Expenses         4.3             8.9               1.5            3.2     3.1     3.0     2.7     2.8
  Amortization of Deferred Debt
   Expenses                                   0.6             0.6               0.6            0.5     0.8     0.9     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL FIXED CHARGES                    $ 44.9          $ 82.7            $ 13.8         $ 28.8  $ 47.8  $ 44.3  $ 37.6  $ 41.1
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
RATIO OF EARNINGS TO FIXED CHARGES,
  EXCLUDING DISTRIBUTIONS ON CAPITAL
  SECURITIES AND EXCLUDING SAFECO
  CREDIT COMPANY, INC.                        8.8             8.7              22.0           20.5    11.5     9.5    16.1    10.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

                      SAFECO CORPORATION AND SUBSIDIARIES

Computation of Ratio of Earnings to Fixed Charges
  and Earnings to Fixed Charges and
  Distributions on Capital Securities
--------------------------------------------------------------------------------
(IN MILLIONS, EXCEPT RATIOS)
Ratio of Earnings to Fixed Charges
  and Distributions on Capital Securities,
  Excluding SAFECO Credit Company, Inc.:

                                                  Pro Forma
                                        -----------------------------
                                         Six Months                        Six Months              Years Ended December 31,
                                            Ended        Year Ended           Ended         --------------------------------------
                                        June 30, 1997   Dec. 31, 1996     June 30, 1997      1996    1995    1994    1993    1992
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
Earnings:
  Income Before Income Taxes
   (Excluding SAFECO Credit Company,
   Inc.)                                   $310.2          $556.4            $290.3         $559.4  $500.5  $378.9  $566.7  $394.2
  Total Fixed Charges Below                  86.2           165.2              13.8           28.8    47.8    44.3    37.6    41.1
  Less Interest Capitalized                  (1.0)           (0.1)             (0.9)          (0.1)   (0.3)   (0.8)   (1.4)   (0.2)
  Less Undistributed Loss from
   Unconsolidated Subsidiary                   --              --                --            0.9     1.0     0.2     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL EARNINGS                         $395.4          $721.5            $303.2         $589.0  $549.0  $422.6  $603.5  $435.7
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------

Fixed Charges (Excluding SAFECO Credit
  Company, Inc.):
  Interest                                 $ 39.0          $ 73.1            $ 10.8         $ 25.0  $ 43.6  $ 39.6  $ 32.9  $ 37.5
  Distributions on Capital Securities        41.3            82.5                --             --      --      --      --      --
  Interest Capitalized                        1.0             0.1               0.9            0.1     0.3     0.8     1.4     0.2
  Interest Portion of Rental Expenses         4.3             8.9               1.5            3.2     3.1     3.0     2.7     2.8
  Amortization of Deferred Debt
   Expenses                                   0.6             0.6               0.6            0.5     0.8     0.9     0.6     0.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
    TOTAL FIXED CHARGES                    $ 86.2          $165.2            $ 13.8         $ 28.8  $ 47.8  $ 44.3  $ 37.6  $ 41.1
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
RATIO OF EARNINGS TO FIXED CHARGES AND
  DISTRIBUTIONS ON CAPITAL SECURITIES,
  EXCLUDING SAFECO CREDIT COMPANY,
  INC.                                        4.6             4.4              22.0           20.5    11.5     9.5    16.1    10.6
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------
                                        -------------   -------------     -------------     ------  ------  ------  ------  ------